EXHIBIT 23
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                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on Form S-8, No. 33-60366, No. 33-61333 and No. 33-75746 of our report dated
September 4, 1997, with respect to the consolidated financial statements and schedule of JLG Industries, Inc. included in the Annual Report (Form 10-K) for the year ended July 31, 1997.






/s/ Ernst & Young LLP
Baltimore, Maryland
September 4, 1997


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